As filed with the Securities and Exchange Commission on August 6, 2026

No. 333-297735

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

to

FORM S-3
Registration Statement
UNDER
THE SECURITIES ACT OF 1933

Charter Communications, Inc.
Charter Communications Operating, LLC
Charter Communications Operating Capital Corp.
CCO Holdings, LLC
CCO Holdings Capital Corp.*
(Exact name of registrant as specified in its charter)

Delaware Delaware Delaware Delaware Delaware (State or other jurisdiction of incorporation or organization)	4841 4841 4841 4841 4841 (Primary Standard Industrial Classification Code Number)	84-1496755 43-1843260 20-1044453 86-1067239 20-0257904 (I.R.S. Employer Identification Number)

400 Washington Blvd.

Stamford, Connecticut 06902
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jamal H. Haughton
Executive Vice President, General Counsel and Corporate Secretary

400 Washington Blvd.

Stamford, Connecticut 06902

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Christian O. Nagler, P.C.

Diahndra Burman

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022-4611

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒.

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐ (do not check if a smaller reporting company)	Smaller reporting company	☐
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

*The companies listed in the Table of Additional Registrant Guarantors included in the Registration Statement are also included in this registration statement on Form S-3 as additional Registrant Guarantors.

TABLE OF ADDITIONAL REGISTRANTS

The following subsidiary of Charter Communications Operating, LLC is an additional Registrant under this registration statement. The address, including zip code, and telephone number, including area code, for the additional Registrant is c/o Charter Communications Operating, LLC, 400 Washington Blvd., Stamford, Connecticut 06902, (203) 905-7801. The primary standard industrial classification number for each of these additional Registrant Guarantors is 4841.

Exact Name of Additional Registrant Guarantor as Specified in its Charter	Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Charter Communications Operating Capital Corp.	Delaware	20-1044453

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-297735) (the “Registration Statement”) of Charter Communications, Inc. is being filed solely to add Charter Communications Operating Capital Corp. as a co-registrant associated with the Registration Statement on EDGAR. Charter Communications Operating Capital Corp. was included in the Registration Statement at the time of its initial filing as an additional registrant and co-issuer of debt securities, but was not associated with the filing as a filer on EDGAR at the time of the original submission due to administrative error. No changes or additions are being made to the prospectus that forms a part of the Registration Statement. Accordingly, such prospectus is omitted from this filing.

3

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The following table shows the costs and expenses payable in connection with the sale and distribution of the securities being registered. All amounts except the SEC registration fee are estimated.

SEC registration fee	$	*
Accounting fees and expenses		**
Legal fees and expenses		**
Printing fees and expenses		**
Total	$	**

*In accordance with Rule 456(b) and 457(r), we are deferring payment of the registration fee.

**Estimated expenses are not presently known. The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that we anticipate we will incur in connection with the offering of securities under this registration statement on Form S-3. An estimate of the aggregate expenses in connection with the issuance and distribution of the securities being offered will be included in the applicable prospectus supplement.

Item 16. Exhibits

(a)	Exhibits

The exhibit index filed as part of the Registration Statement is incorporated herein by reference.

II-1

INDEX TO EXHIBITS

Exhibit	Description

5.1	Legal Opinion of Kirkland & Ellis LLP relating to debt securities of Charter Communications Operating, LLC and Charter Communications Operating Capital Corp (previously filed as Exhibit 5.1 to the Registration Statement)

23.1	Consent of Kirkland & Ellis LLP (previously filed as Exhibit 23.1 to the Registration Statement and included with Exhibits 5.1, 5.2 and 5.3 to the Registration Statement)

23.2	Consent of KPMG LLP (St. Louis, MO) relating to the audit report on the financial statements of CCO Holdings, LLC and the audit report on the financial statements of Charter Communications, Inc. (previously filed as Exhibit 23.2 to the Registration Statement)

23.3	Consent of Deloitte & Touche LLP (incorporated herein by reference to Exhibit 23.1 to Charter Communications Inc.’s Current Report on Form 8-K dated and filed on August 3, 2026 (File No. 001-33664))

24.1	Powers of Attorney (included on the signature pages of this Form S-3 and incorporated by reference)

25.1	Statement of Eligibility on Form T-1 of The Bank of New York Mellon Trust Company, N.A. with respect to the indenture, dated as of July 23, 2015, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and CCO Safari II, LLC, as issuers, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (previously filed as Exhibit 25.1 to the Registration Statement)

107	Filing Fee Table (previously filed as Exhibit 107 to the Registration Statement)

†	To be filed by amendment or as an exhibit with a subsequent Current Report on Form 8-K in connection with a specific offering

*	Incorporated by reference and not filed herewith.

**	To be filed as a 305 B2 filing at a later date when a trustee is named

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on August 6, 2026.

CHARTER COMMUNICATIONS OPERATING, LLC
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP., Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

CCO HOLDINGS, LLC
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

CCO HOLDINGS CAPITAL CORP.
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

CHARTER COMMUNICATIONS, INC.
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

EACH OF THE ADDITIONAL REGISTRANT GUARANTORS NAMED ON THE TABLE OF ADDITIONAL REGISTRANT GUARANTORS (OTHER THAN SPECTRUM MOBILE EQUIPMENT, LLC)
Registrant

By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

SPECTRUM MOBILE EQUIPMENT, LLC
Registrant

By:	/s/ Jeffrey B. Murphy
Jeffrey B. Murphy
Senior Vice President, Corporate Finance and Development

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jamal H. Haughton and Kevin D. Howard, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the SEC, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated below on behalf of each of Charter Communications Operating, LLC, CCO Holdings, LLC and each of the additional Registrant Guarantors named on the Table of Additional Registrant Guarantors (other than Spectrum Mobile Equipment, LLC).

Signature	Title	Date

/s/ Christopher L. Winfrey	President and Chief Executive Officer	July 27, 2026
Christopher L. Winfrey	(Principal Executive Officer)

/s/ Jessica M. Fischer	Chief Financial Officer	July 27, 2026
Jessica M. Fischer	(Principal Financial Officer)

/s/ Kevin D. Howard	Executive Vice President, Chief Accounting Officer and Controller	July 27, 2026
Kevin D. Howard	(Principal Accounting Officer)

*	Manager of Charter Communications Operating, LLC	July 27, 2026
Charter Communications, Inc.

*	Manager of CCO Holdings, LLC	July 27, 2026
Charter Communications, Inc.

*By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Danny L. Bowman and Jeffrey B. Murphy, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the SEC, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated below on behalf of Spectrum Mobile Equipment, LLC.

Signature	Title	Date

/s/ Danny L. Bowman	President	July 27, 2026
Danny L. Bowman	(Principal Executive Officer)

/s/ Jeffrey B. Murphy	Senior Vice President, Corporate Finance and Development	July 27, 2026
Jeffrey B. Murphy	(Principal Financial Officer)

/s/ Jason Schlueter	Vice President, Risk Management and Treasury	July 27, 2026
Jason Schlueter	(Principal Accounting Officer)

*	Manager of Spectrum Mobile Equipment, LLC	July 27, 2026
Charter Communications, Inc.

*By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jamal H. Haughton and Kevin D. Howard, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the SEC, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated below on behalf of each of Charter Communications Operating Capital Corp. and CCO Holdings Capital Corp.

Signature	Title	Date

/s/ Christopher L. Winfrey	President and Chief Executive Officer	July 27, 2026
Christopher L. Winfrey	(Principal Executive Officer)

/s/ Jessica M. Fischer	Chief Financial Officer	July 27, 2026
Jessica M. Fischer	(Principal Financial Officer)

/s/ Kevin D. Howard	Executive Vice President, Chief Accounting Officer and Controller	July 27, 2026
Kevin D. Howard	(Principal Accounting Officer)

/s/ Jeffrey B. Murphy	Sole Director of Charter Communications Operating Capital Corp.	July 27, 2026
Jeffrey B. Murphy

/s/ Jeffrey B. Murphy	Sole Director of CCO Holdings Capital Corp.	July 27, 2026
Jeffrey B. Murphy

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jamal H. Haughton and Kevin D. Howard, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the SEC, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated below on behalf of Charter Communications, Inc.

Signature	Title	Date

/s/ Christopher L. Winfrey	President and Chief Executive Officer, Director	July 27, 2026
Christopher L. Winfrey	(Principal Executive Officer)

/s/ Jessica M. Fischer	Chief Financial Officer	July 27, 2026
Jessica M. Fischer	(Principal Financial Officer)

/s/ Kevin D. Howard	Executive Vice President, Chief Accounting Officer and Controller	July 27, 2026
Kevin D. Howard	(Principal Accounting Officer)

/s/ Eric L. Zinterhofer	Non-Executive Chairman of the Board	July 27, 2026
Eric L. Zinterhofer

/s/ W. Lance Conn	Director	July 27, 2026
W. Lance Conn

/s/ Wade Davis	Director	July 27, 2026
Wade Davis

/s/ Kim C. Goodman	Director	July 27, 2026
Kim C. Goodman

/s/ John D. Markley, Jr.	Director	July 27, 2026
John D. Markley, Jr.

/s/ Steven Miron	Director	July 27, 2026
Steven Miron

/s/ Balan Nair	Director	July 27, 2026
Balan Nair

/s/ Michael Newhouse	Director	July 27, 2026
Michael Newhouse

/s/ Martin E. Patterson	Director	July 27, 2026
Martin E. Patterson

/s/ Mauricio Ramos	Director	July 27, 2026
Mauricio Ramos

/s/ Carolyn J. Slaski	Director	July 27, 2026
Carolyn J. Slaski

/s/ J. David Wargo	Director	July 27, 2026
J. David Wargo